Leases	12 Months Ended
Dec. 31, 2023
Leases [Abstract]
LEASES

NOTE 6 — LEASES:

The Company leases office space and a warehouse with a remaining useful life of less than 3 years.

As of December 31, 2023, the Company’s operating lease assets and lease liabilities (both the current and non-current portion) for operating leases totaled $138 thousand and $127 thousand, respectively.

The Company uses its incremental borrowing rate as the discount rate for its leases, as the implicit rate in the lease is not readily determinable. As of December 31, 2023, the Company’s operating leases had a weighted average remaining lease term of 3 years and a weighted average borrowing rate of approximately 10%.

Future lease payments under operating leases as of December 31, 2023, were as follows:

2024	$95
2025	$43
Total future operating lease payments	$138
Less: imputed interest	$(11)
Present value of lease liability	$127